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                                                                EXHIBIT 24.2



                       Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 1997, in the Registration Statement (Form SB-2) and related Prospectus of Hotel Discovery, Inc. for the registration of 2,530,000 units of its Common Stock and Class A Warrants.

                                                ERNST & YOUNG, LLP

Cincinnati, Ohio
August 22, 1997